Supplement dated December 29, 2021 to the Wilmington Funds Statement of Additional Information dated

November 17, 2021 (the “SAI”)

1.	Effective January 1, 2022, the information in the SAI with respect to the Wilmington Large-Cap Strategy Fund (the “Fund”) will be amended as follows:

The following amends and replaces information in the sub-section entitled “Who Manages and Provides Services to the Funds?” on pages 70 & 71 of the SAI relating to the Fund:

WILMINGTON FUND MANAGEMENT CORPORATION (“WFMC”). WFMC serves as the investment advisor to each of the Funds. WMFC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation, which is a wholly owned subsidiary of M&T Bank Corporation.

Several affiliates of WFMC are also engaged in the investment advisory business. Wilmington Trust Investment Management, LLC, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment advisor.

Pursuant to an investment advisory agreement between the Trust and WFMC, WFMC manages the assets of the Funds (“Investment Advisory Contract”). The Investment Advisory Contract has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Contract may be terminated by the Trust or the investment advisor on 60 days written notice without penalty. The Investment Advisory Contract will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Contract, WFMC is entitled to receive the following annual investment advisory fees, paid monthly as a percentage of average daily net assets:

	Annual Fee (as a % of average daily net assets (“Assets”))
Fund	WFMC	WTIA*
Large-Cap Strategy Fund	0.25%	None
International Fund	0.45%	80%
Global Alpha Equities Fund	0.95%	80%
Real Asset Fund	0.45% on all Assets except Assets	80%
	allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash strategy.
	The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.
Enhanced Dividend Income Strategy Fund	0.40%	50%
Broad Market Bond Fund	0.45%	None
Municipal Bond Fund	0.45%	None
New York Municipal Bond Fund	0.45%	None
U.S. Government Money Market Fund	0.25%	None
U.S. Treasury Money Market Fund	0.25%	None

* Percentage shown represents the portion of WFMC’s fees allocated to WTIA.

WFMC has contractually agreed to waive a portion of its advisory fees and reimburse expenses to the extent that the expenses of a Fund (excluding dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest), expressed as an annual percentage of average daily net assets, do not exceed the expense limitations set forth below:

	EXPENSE LIMITATION
Fund	Class A	Class I	TERMINATION DATE
Large-Cap Strategy Fund	N/A	0.25%	January 31, 2023
International Fund	1.10%	0.85%	August 31, 2022
Global Alpha Equities Fund	1.49%	1.24%	August 31, 2022
Real Asset Fund	0.89%	0.64%	August 31, 2022
Enhanced Dividend Income Strategy Fund	0.75%	0.50%	November 30, 2022
Broad Market Bond Fund	0.78%	0.43%	August 31, 2022
Municipal Bond Fund	0.74%	0.49%	August 31, 2022
New York Municipal Bond Fund	0.82%	0.57%	August 31, 2022

	EXPENSE LIMITATION
	Institutional	Select	Administrative	Service
Fund	Class	Class	Class	Class	TERMINATION DATE
U.S. Government Money Market Fund	0.27%	0.37%	0.62%	0.77%	August 31, 2022
U.S. Treasury Money Market Fund	0.25%	0.35%	0.60%	0.75%	August 31, 2022

2.	Effective January 1, 2022, the information in the SAI with respect to all Funds will be amended as follows:

All Funds

Effective January 1, 2022 the following amends and supplements certain information on pages 65-70 of the SAI under the section entitled “Who Manages and Provides Services to the Funds?” and the subsections entitled “Independent Trustees” and “Committees of the Board”:

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

INDEPENDENT TRUSTEES

Mr. Arnold has served as an Independent Trustee of the Trust since March 2012. He has significant experience related to the business and financial services industries, being the managing director of R.H. Arnold & Co., Inc., a financial management consulting firm. He has also served as a trustee to other mutual fund complexes.

Mr. Chandler has served as an Independent Trustee of the Trust since July 2017. He has significant experience related to the business and financial services industries and currently serves as a Trustee to the RBB Fund Series Trust and as a Trustee to FS Energy Partners. Mr. Chandler is also Chief Financial Officer of Herspiegel Consulting LLC. He presently serves as Chairman of the Audit Committee of the Trust.

Mr. Foley has served as a Trustee of the Trust since December 2015. He has significant experience related to the business and financial services industries, having previously served as an Advisory Member of the Trust and Investment Committee of M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company. He currently serves on the Board of Directors of AXA Equitable and 1290 Mutual Funds. He previously served as a Director of M&T Bank Corporation and M&T Bank and was Chairman and Chief Executive officer of Wilmington Trust Corporation. He presently serves as Chairman of the Nominating and Governance Committee of the Trust.

Mr. Giordano has served as an Independent Trustee of the Trust since March 2012. He has significant experience related to the business and financial services industries, having been Chief Executive Officer of the Philadelphia

Stock Exchange. He is currently a consultant to financial service organizations and serves as a trustee to other mutual fund complexes. He presently serves as Chairman of the Board of the Trust.

Ms. Sill has served as an Independent Trustee of the Trust since April 2020. She has significant experience related to the business and financial services industries, being the President, Chief Executive Officer and Chief Investment Officer of DuPont Capital Management, an asset management firm. She has also served as a trustee to other firms, as well as Advisory Counsel to the Federal Reserve Bank of Philadelphia’s Economic Advisory Council.

The Board believes that each Trustee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee brings to the entire Board, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard.

Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences.

To assist them in evaluating matters under federal and state law, the Independent Trustees may benefit from information provided by counsel to the Trust. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

COMMITTEES OF THE BOARD

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to the Independent Trustees, the Trust, and each Fund’s shareholders, and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, Nominating and Governance Committee, Pricing Committee, and Disclosure Controls and Procedures Committee.

The Audit Committee is composed of Robert H. Arnold, Donald E. Foley, Nicholas A. Giordano, Gregory P. Chandler, Chairman, and Valerie J. Sill, each who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (individually, an “Independent Trustee” and collectively, the “Independent Trustees”). The Audit Committee, pursuant to its Charter, oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the auditors for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services. The Chairman of the Audit Committee is responsible for pre-approving all non-audit related services, subject to ratification by the full Audit Committee. The Audit Committee reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. The Audit Committee also discusses the Trust’s processes with respect to risk assessment and risk management. During the fiscal year ended April 30, 2021, the Audit Committee met four times.

The Trust has a Nominating and Governance Committee which functions pursuant to its Charter. The Board of the Trust appoints the members of the Nominating and Governance Committee, which is composed of Robert H. Arnold, Donald E. Foley, Chairman, Nicholas A. Giordano, Gregory P. Chandler and Valerie J. Sill, each an Independent Trustee. The Nominating and Governance Committee is responsible for the selection and nomination for election to the full Board appropriate candidates for service as Trustees of the Trust. In addition, the Nominating and Governance Committee provides a forum for the Independent Trustees to address important issues of corporate governance for the Trust, including Trustee compensation and the Board self-evaluation, and to make appropriate recommendations to the full Board regarding sound governance practices. During the fiscal year ended April 30, 2021, the Nominating and Governance Committee met four times.

The Pricing Committee is composed of any one Independent Trustee and representatives from the Advisor. The Pricing Committee may make fair valuation determinations as may be required from time to time. The Pricing Committee meets as is required. During the fiscal year ended April 30, 2021, the Pricing Committee met four times.

The Disclosure Controls and Procedures (“DC&P”) Committee is composed of the Trust’s Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), and Chief Compliance Officer, as well as the Chief Investment Officer and Chief Operating Officer of the Advisor, and from time to time, Fund Counsel and other persons may be invited to attend meetings by the Trust’s PEO and PFO. The DC&P Committee oversees internal controls relating to preparation and filing of financial statements and meets prior to the final approvals by the PEO and PFO of the Fund on the annual report, semi-annual report and certain other filings. During the fiscal year ended April 30, 2021, the DC&P Committee met two times.

Please keep this Supplement for future reference.